                                                                    EXHIBIT 99.3


                                NETSILICON, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS


On March 2, 2001, NetSilicon, Inc. (NSI) filed a Current Report on Form 8-K to report its acquisition of Dimatech Corporation (Dimatech). NSI purchased all of the equity securities of Dimatech pursuant to a stock purchase agreement, dated as of February 16, 2001, among Dimatech, Hiroyuki Kataoka, and NSI.

The following unaudited pro forma combined condensed statement of operations for the twelve-month period ended September 30, 2001, gives effect to the acquisition of Dimatech as if it had occurred as of October 1, 2000.

The unaudited pro forma information is based on the historical financial statements of NSI and Dimatech and was prepared using the purchase method of accounting. The unaudited pro forma combined condensed statements of operations and accompanying notes are qualified in their entirety and should be read in conjunction with the historical financial statements and accompanying notes of NSI.

NSI has a fiscal year end of January 31 and, prior to the acquisition, Dimatech had a fiscal year end of December 31. The unaudited pro forma combined condensed statement of operations for the twelve months ended September 30, 2001 includes NSI's operations for the twelve months ended September 30, 2001 and Dimatech's operations for the period from October 1, 2000 through February 16, 2001. Dimatech's operations for the period from February 17, 2001 through September 30, 2001 are included in the NSI statement of operations for the twelve months ended September 30, 2001.

The unaudited pro forma combined condensed financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. The unaudited pro forma combined condensed financial information is intended for informational purposes only and is not necessarily indicative of the future results of operations of the consolidated company after the acquisition, or the results of operations of the consolidated company that would have actually occurred had the acquisition been effected as of the dates indicated above.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
(In thousands, except per share data)
--------------------------------------------------------------------------------


                                                                    DIMATECH
                                             NETSILICON, INC.      CORPORATION        PRO FORMA         PRO FORMA
                                                HISTORICAL        HISTORICAL (1)     ADJUSTMENTS        COMBINED

Net sales                                       $ 32,214             $  4,295       $ (3,502)(a)(b)      $ 33,007
Cost of sales                                     13,978                3,009         (3,000)(a)           13,987
                                                --------             --------       --------             --------

Gross margin                                      18,236                1,286           (502)              19,020
                                                --------             --------       --------             --------

Operating expenses:
    Sales and marketing                           10,666                1,498           (502)(b)           11,662
    Research and development                       8,504                                                    8,504
    General and administrative                     8,072                                  45 (c)            8,117
                                                --------             --------       --------             --------

Total operating expenses                          27,242                1,498           (457)              28,283
                                                --------             --------       --------             --------

Operating loss                                    (9,006)                (212)           (45)              (9,263)

Other income, net                                    603                  159                                 762
                                                --------             --------       --------             --------

Loss before income taxes                          (8,403)                 (53)           (45)              (8,501)

Income tax provision (benefit)                        68                  (62)                                  6
                                                --------             --------       --------             --------

Net (loss) income                               $ (8,471)            $      9       $    (45)            $ (8,507)
                                                ========             ========       ========             ========

Net loss per share, basic                       $   (.61)                                                $   (.61)

Net loss per share, assuming dilution               (.61)                                                    (.61)

Weighted average shares, basic                    13,936                                  97 (d)           14,033

Weighted average shares, assuming dilution        13,936                                  97 (d)           14,033


(1) These amounts reflect Dimatech statement of operations for the period from October 1, 2000 through February 16, 2001. Dimatech's operations for the period from February 17, 2001 through September 30, 2001 are included in the NSI statement of operations.


                   The accompanying notes are an integral part
                     of the pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.       BASIS OF PRO FORMA PRESENTATION

         The accompanying unaudited pro forma combined condensed financial statements and related notes of NSI are unaudited. In the opinion of NSI management, the pro forma financial statements include all adjustments necessary for a fair presentation of NSI's results of operations for the periods presented. These financial statements should be read in conjunction with the audited financial statements and accompanying notes included in NSI's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on May 1, 2001.

         In accordance with the rules and regulations of the Securities and Exchange Commission, unaudited combined statements may omit or condense certain information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles. However, management of NSI believes that the notes to the unaudited combined statement of operations contains disclosures adequate to make the information presented not misleading.


2.       PURCHASE PRICE ALLOCATION AND ACQUISITION COSTS

         On February 16, 2001, NSI purchased all of the equity securities of Dimatech. Prior to the acquisition, Dimatech was a major distributor of NSI's product in Japan.

         The purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date. The following represents the purchase price allocation.


               Cash                                               $  762,000
               Accounts receivable                                 1,018,000
               Other tangible assets                                 162,000
               Customer list                                         351,000
               Workforce                                             148,000
               Goodwill                                              134,000
                                                                  ----------

                       Total purchase price                       $2,575,000
                                                                  ==========


         The purchase price consisted of 242,000 shares of the common stock of NSI valued at $1,258,000 based on the average NSI stock price during a period of five business days before and after the acquisition date, $250,000 of cash and assumed liabilities of approximately $969,000. NSI incurred approximately $98,000 of costs associated with the acquisition, including fees for legal, accounting and consulting services. This unaudited pro forma combined condensed statement of operations does not reflect the provisions of Statement of Financial Accounting Standards Board No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets."

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.       PRO FORMA ADJUSTMENTS

         The following pro forma adjustments have been made to the historical financial statements of NSI and Dimatech based upon assumptions made by NSI management for the purpose of preparing the unaudited pro forma combined condensed statements of operations.

         (a)  To eliminate the effect of sales made by NSI to Dimatech.

         (b)  To eliminate the effect of commissions paid by NSI to Dimatech.

         (c) To record amortization expense for acquired intangible assets of Dimatech.

         (d) To record NSI common shares issued in connection with the acquisition of Dimatech.


4.       PRO FORMA EARNINGS PER SHARE

         Basic earnings (loss) per share is computed based on the weighted average number of shares outstanding during the historical period plus the effect of shares issued in connection with the acquisition of Dimatech. Diluted earnings (loss) per share is computed based on the weighted average number of shares outstanding during the historical period plus shares issued in connection with the acquisition of Dimatech and the effect of dilutive potential common shares which consist of shares issuable under stock benefit plans.

                             DIGI INTERNATIONAL INC.
           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma combined condensed financial information has been prepared to give effect to the acquisition of NetSilicon, Inc. (NSI) by Digi International Inc. (Digi) as well as the sale of substantially all of the assets of Digi's former wholly owned subsidiary, MiLAN Technologies (MiLAN), to Communications Systems, Inc. (CSI). The acquisition of NSI occurred on February 13, 2002. The sale of substantially all of the MiLAN assets occurred on March 25, 2002. Digi has a fiscal year end of September 30 while NSI has a fiscal year end of January 31.

The pro forma combined condensed financial information is based on the following:

1. Digi's unaudited historical condensed consolidated financial statements as of December 31, 2001 and for the three month period then ended;

2. NSI's unaudited historical condensed consolidated financial statements as of December 31, 2001 and for the three month period then ended;

3. MiLAN's unaudited historical condensed financial statements as of December 31, 2001 and for the three months then ended;

4. Digi's audited historical consolidated financial statements for the year ended September 30, 2001;

5. NSI's unaudited pro forma combined condensed financial statements for the year ended September 30, 2001 (as described in the preceding pro forma financial statements);

6. MiLAN's unaudited historical condensed financial statements for the year ended September 30, 2001; and

7.   Pro forma adjustments as described in the accompanying notes.

The pro forma combined condensed balance sheet at December 31, 2001 gives effect to the acquisition of NSI and the sale of substantially all of the assets of MiLAN as if they occurred as of December 31, 2001. The pro forma combined condensed statements of operations for the three months ended December 31, 2001 and the year ended September 30, 2001 give effect to the acquisition of NSI and the sale of substantially all of the assets of MiLAN as if they occurred as of October 1, 2000. The related adjustments are described in the accompanying notes. The unaudited pro forma combined condensed financial information is based upon available information and certain assumptions set forth in the notes to the unaudited pro forma combined condensed financial information, which have been made solely for purposes of developing such unaudited pro forma financial information. The unaudited pro forma combined condensed financial information does not purport to represent what Digi's results of operations or financial condition would actually have been had the acquisition of NSI or the sale of substantially all of the assets of MiLAN occurred as of October 1, 2000, or to project Digi's results of operations or financial condition for any future period or date.

The unaudited pro forma combined condensed financial information should be read in conjunction with Digi's historical financial statements and notes thereto, including the Annual Report on Form 10-K for the year ended September 30, 2001 and the Quarterly Report on Form 10-Q for the quarter ended December 31, 2001, NSI's historical financial statements and notes thereto, including NSI's Annual Report on Form 10-K for the year ended January 31, 2001 and NSI's Quarterly Report on Form 10-Q for the quarter ended October 27, 2001.

PRO FORMA COMBINED CONDENSED BALANCE SHEET
DECEMBER 31, 2001
(UNAUDITED)
(in thousands)
--------------------------------------------------------------------------------

                                                    SALE OF
                                     DIGI        SUBSTANTIALLY        DIGI
                                INTERNATIONAL        ALL OF      INTERNATIONAL.      NETSILICON,
                                     INC.          THE MILAN          INC.               INC.       PRO FORMA       PRO FORMA
                                 HISTORICAL          ASSETS       PRO FORMA          HISTORICAL     ADJUSTMENTS     COMBINED
ASSETS
Current assets:
     Cash and cash equivalents    $  22,422        $ 8,726  (m)      $  31,148         $ 4,735      $(15,000) (a)   $  20,883
     Marketable securities           37,835                             37,835           2,351                         40,186
     Accounts receivable, net        12,895         (4,280) (m)          8,615           2,947                         11,562
     Inventories, net                16,371         (4,203) (m)         12,168           4,779           123  (b)      17,070
     Other                            5,656                              5,656           2,433                          8,089
                                  ---------        -------           ---------         -------      --------        ---------

Total current assets                 95,179            243              95,422          17,245       (14,877)          97,790

Property, equipment and
  improvements, net                  21,849           (258) (m)         21,591           1,874                         23,465
Intangible assets, net               21,858         (2,734) (m)         19,124           1,406        62,070  (d)      81,194
                                                                                                      (1,406) (b)
Other                                 1,515                              1,515           2,133        (2,083) (b)       1,565
                                  ---------        -------           ---------         -------      --------        ---------

Total assets                      $ 140,401       $ (2,749)          $ 137,652        $ 22,658      $ 43,704        $ 204,014
                                  =========       ========           =========        ========      ========        =========

LIABILITIES AND STOCKHOLDERS'
  EQUITY

Current liabilities:
     Borrowings under line of
       credit agreements            $   452                            $   452                                        $   452
     Current portion of
       long-term debt                   244                                244                                            244
     Accounts payable                 7,277                              7,277         $ 2,258                          9,535
     Income taxes payable             3,149        $  (827) (m)          2,322              12                          2,334
     Accrued expenses                 9,210            987  (m)         10,197           3,600       $ 6,395  (f)      20,192
     Restructuring reserves             276                                276                                            276
                                  ---------        -------           ---------         -------      --------        ---------

Total current liabilities            20,608            160              20,768           5,870         6,395           33,033

Long term debt                        5,371                              5,371                                          5,371
Net deferred income taxes             1,713                              1,713                         6,903  (g)       8,616
                                  ---------        -------           ---------         -------      --------        ---------

Total liabilities                    27,692            160              27,852           5,870        13,298           47,020
                                  ---------        -------           ---------         -------      --------        ---------

Stockholders' equity:
     Common stock                       164                                164             141            67  (a)         231
                                                                                                        (141) (e)
     Additional paid-in capital      70,921                             70,921          29,575        50,771  (a)     121,692
                                                                                                     (29,575) (e)
     Retained earnings
       (accumulated deficit)         59,120         (2,909) (m)         56,211         (12,832)       (3,100) (c)      53,111
                                                                                                      12,832  (e)
     Accumulated other
       comprehensive
       income (loss)                    114                                114             (96)           96  (e)         114
                                  ---------        -------           ---------         -------      --------        ---------

                                    130,319         (2,909)            127,410          16,788        30,950          175,148
                                  ---------        -------           ---------         -------      --------        ---------

     Unearned stock compensation                                                                        (544) (a)        (544)
     Treasury stock                 (17,610)                           (17,610)                                       (17,610)
                                  ---------        -------           ---------         -------      --------        ---------

Total stockholders' equity          112,709         (2,909)            109,800          16,788        30,406          156,994
                                  ---------        -------           ---------         -------      --------        ---------

Total liabilities and
  stockholders' equity             $140,401        $(2,749)          $ 137,652        $ 22,658      $ 43,704        $ 204,014
                                   ========        ========          =========        ========      ========        =========


                   The accompanying notes are an integral part
                     of the pro forma financial statements.

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2001
(UNAUDITED)
(in thousands, except per share data)
--------------------------------------------------------------------------------

                                                         SALE OF
                                          DIGI         SUBSTANTIALLY       DIGI
                                     INTERNATIONAL        ALL OF       INTERNATIONAL   NETSILICON,
                                          INC.           THE MILAN          INC.           INC.        PRO FORMA       PRO FORMA
                                      HISTORICAL          ASSETS         PRO FORMA      HISTORICAL    ADJUSTMENTS      COMBINED
Net sales                              $  25,150        $ (4,444) (n)     $  20,706       $ 6,155                      $  26,861
Cost of sales                             11,700          (2,890) (n)         8,810         2,757                         11,567
                                        --------          ------            -------      --------                      ---------

Gross margin                              13,450          (1,554)            11,896         3,398                         15,294
                                        --------          ------            -------      --------                      ---------

Operating expenses:
     Sales and marketing                   6,697          (1,461) (n)         5,236         2,158                          7,394
     Research and development              3,726            (795) (n)         2,931         2,222                          5,153
     General and administrative            4,189            (395) (n)         3,794         2,623      $   742  (h)        7,159
                                        --------          ------            -------      --------      -------         ---------

Total operating expenses                  14,612          (2,651)            11,961         7,003          742            19,706
                                        --------          ------            -------      --------      -------         ---------

Operating (loss) income                   (1,162)          1,097                (65)       (3,605)        (742)           (4,412)

Other income (expense), net                  345                                345            70         (150) (i)          265
                                        --------          ------            -------      --------      -------         ---------

(Loss) income before income taxes           (817)          1,097                280        (3,535)        (892)           (4,147)

Income tax (benefit) provision              (311)            376  (n)            65           (26)      (1,706) (j)       (1,667)
                                        --------          ------            -------      --------      -------         ---------

Net (loss) income                       $   (506)         $  721            $   215      $ (3,509)     $   814         $  (2,480)
                                        ========          ======            =======      ========      =======         =========

Net (loss) income per share, basic      $   (.03)                          $    .01       $  (.25)                      $   (.11)

Net (loss) income  per share,
  assuming dilution                         (.03)                               .01          (.25)                          (.11)

Weighted average shares, basic            15,369                             15,369        14,066        6,720  (k)       22,089
                                                                                                       (14,066) (e)

Weighted average shares,
  assuming dilution                       15,369              15  (o)        15,384        14,066        6,720  (k)       22,089
                                                                                                       (14,066) (e)
                                                                                                           (15) (k)

                   The accompanying notes are an integral part
                     of the pro forma financial statements.

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
(UNAUDITED)
(in thousands, except per share data)
--------------------------------------------------------------------------------


                                                     SALE OF
                                      DIGI        SUBSTANTIALLY        DIGI
                                  INTERNATIONAL       ALL OF       INTERNATIONAL    NETSILICON,
                                       INC.         THE MILAN           INC.           INC.        PRO FORMA       PRO FORMA
                                   HISTORICAL         ASSETS          PRO FORMA      PRO FORMA    ADJUSTMENTS      COMBINED

Net sales                           $ 130,405        $(21,911) (n)    $ 108,494      $  33,007                     $ 141,501
Cost of sales                          66,193         (13,997) (n)       52,196         13,987                        66,183
                                    ---------        --------         ---------      ---------                     ---------

Gross margin                           64,212          (7,914)           56,298         19,020                        75,318
                                    ---------        --------         ---------      ---------                     ---------

Operating expenses:
     Sales and marketing               30,716          (5,309) (n)       25,407         11,662                        37,069
     Research and development          18,335          (3,291) (n)       15,044          8,504                        23,548
     General and administrative        16,252          (1,333) (n)       14,919          8,117      $  2,968  (h)     26,004
     Restructuring                      1,121            (226) (n)          895                                          895
                                      -------         -------          --------      ---------      --------       ---------

Total operating expenses               66,424         (10,159)           56,265         28,283         2,968          87,516
                                      -------         -------          --------      ---------      --------       ---------

Operating (loss) income                (2,212)          2,245                33         (9,263)       (2,968)        (12,198)

Other income (expense), net             2,396                             2,396            762          (600) (i)      2,558
                                      -------         -------          --------      ---------      --------       ---------

Income (loss) before
        income taxes and
        cumulative effect of
        accounting change                 184           2,245             2,429         (8,501)       (3,568)         (9,640)

Income tax provision (benefit)             66             448  (n)          514              6        (4,625) (j)     (4,105)
                                      -------         -------          --------      ---------      --------       ---------

Net income (loss) before
        cumulative effect
        of accounting change          $   118         $ 1,797          $  1,915      $  (8,507)     $  1,057       $  (5,535)
                                      =======         =======          ========      =========      ========       =========

Net loss per share, from
        continuing
        operations, basic            $   (.01)(l)                      $    .11       $   (.61)                     $   (.25)

Net loss per share, from
        continuing
        operations, assuming
        dilution                         (.01)(l)                           .11           (.61)                         (.25)

Weighted average shares, basic         15,235                            15,235         14,033         6,720  (k)     21,955
                                                                                                   $ (14,033) (e)

Weighted average shares,
        assuming dilution              15,288                            15,288         14,033         6,720  (k)     21,955
                                                                                                     (14,033) (e)
                                                                                                         (53) (k)

                   The accompanying notes are an integral part
                     of the pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.       BASIS OF PRO FORMA PRESENTATION

         The unaudited pro forma combined condensed financial statements of Digi have been prepared on the basis of assumptions relating to the allocation of consideration paid to the acquired assets and liabilities of NSI based on management's best estimates. Below are tables of the estimated acquisition costs and estimated purchase price allocation for
         NSI:

         Cash and fair value of Digi's common stock and common stock
                 options issued                                                               $65,838,000
         Direct acquisition costs                                                               1,315,000
                                                                                              -----------

                 Total purchase price                                                         $67,153,000
                                                                                              -----------

         Estimated fair value of net tangible assets acquired                                 $ 8,342,000
         Unearned stock compensation related to unvested portion of stock
                 options issued                                                                   544,000
         Estimated fair value of:
              Acquired in-process research and development                                      3,100,000
              Identifiable intangible assets, net of deferred tax liabilities of $6,903,000    10,797,000
         Goodwill and assembled workforce                                                      44,370,000
                                                                                              -----------

                                                                                              $67,153,000
                                                                                              ===========

         On March 25, 2002, Digi announced its sale of substantially all of the MiLAN assets to CSI for $8,059,000, resulting in a net loss of $3,107,000. The historical financial information of Digi has been adjusted in the pro forma combined condensed financial statements to reflect the results of this transaction.


2.       PRO FORMA ADJUSTMENTS

         (a) Adjustment reflects the components of the purchase consideration and related transaction costs, which includes $15,000,000 in cash, Digi's common stock with a market value of $41,732,000 and replacement stock options issued by Digi to certain NSI common stock option holders with an estimated fair value of $9,106,000. The cash and Digi's common stock were issued in exchange for outstanding shares of NSI's common stock and Digi's common stock options were issued in exchange for certain outstanding NSI common stock options. The value of the Digi common stock was based on a per share value of approximately $6.21, calculated as the average market price of Digi's common stock during the five business days immediately preceding and subsequent to the date the parties reached agreement on terms and announced the proposed acquisition. The value of Digi's common stock options is based on the estimated fair value of these options, as of the date the transaction was announced, using the Black-Scholes valuation model. Unearned compensation of $544,000 has been recorded related to the intrinsic value of the unvested replacement common stock options for which future services are required before the option holders vest in the replacement options.

         (b) These amounts represent adjustments to increase the carrying values of inventories and to eliminate the historical carrying value of intangible assets and capitalized software costs that are recorded at their fair values in adjustment (d).

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         (c) Digi utilized the income valuation approach to determine the estimated fair value of the purchased in-process research and development. Management estimates that $3,100,000 of the purchase price represents the fair value of purchased in-process research and development that has not yet reached technological feasibility and will have no alternative future uses as of the acquisition date. This amount has been expensed as a non-recurring, non tax-deductible charge upon consummation of the acquisition and deducted from retained earnings in the pro forma combined condensed balance sheet.

         (d) Goodwill (including assembled workforce) and intangible asset adjustments represent the consideration paid in excess of the fair value of net tangible assets acquired. The identifiable intangible assets included in the estimated purchase price allocation set forth in Note 1 is comprised principally of proven technology, customer maintenance contracts, license agreements, patents, trademark, and customer relationships with an estimated fair value of $17,700,000, and with estimated useful lives ranging from six to ten years. The remaining unallocated portion of the purchase price in excess of the fair value of tangible net assets represents goodwill and assembled workforce. Goodwill and assembled workforce are not amortized in accordance with the provisions of Statement of Financial Accounting Standards Board No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." Digi has not yet adopted Statement of Financial Accounting Standards Board No. 142 "Goodwill and Other Intangible Assets. " The historical financial information of Digi and NSI does not reflect the adoption of Financial Accounting Standards Board No. 142, "Goodwill and Other Intangible Assets."

         (e) Adjustments reflect the elimination of the existing stockholders' equity of NSI.

         (f)  Amount represents accrual for the following items:


Digi's direct acquisition costs                                                    $1,315,000
NetSilicon's acquisition related costs payable by Digi                              2,500,000
Compensation payable to certain members of NetSilicon management
        upon completion of the acquisition                                          2,580,000
                                                                                   ----------

        Total                                                                      $6,395,000
                                                                                   ==========


         (g) Amount represents the deferred tax liabilities generated as a result of the acquisition of identifiable intangible assets assuming a blended U.S. federal and state statutory income tax rate of 39%.

         (h) Adjustment represents amortization of acquired identifiable intangibles of NSI based on estimated lives ranging from six to ten years. In addition, the amortization of unearned stock compensation (as the stock options vest) of $211,000 for the twelve months ended September 30, 2001 and $53,000 for the three months ended December 31, 2001 is included in this adjustment. Amortization is not recorded for goodwill established in connection with the NSI acquisition, in accordance with the provisions of Statement of Financial Accounting Standards Board No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets."

         (i) Adjustments represent interest income assumed to be foregone at a weighted-average rate of 4% due to the cash paid for the acquisition of NSI.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         (j) Adjustments to income tax provision relating to intangible asset amortization and adjustment (i) assuming a blended U.S. federal and state statutory income tax rate of 39%. In addition, the utilization of NSI operating losses in the Digi consolidated income tax provision is reflected in this adjustment.

         (k)  Adjustment relates to the following items:

              - To reflect the increase in weighted average basic shares and weighted average dilutive shares outstanding for the common stock and common stock options issued in connection with the acquisition. Pro forma basic earnings per common share for the period presented were calculated assuming that 6,720,000 shares of Digi common stock issued in connection with the acquisition were issued at the beginning of the period presented.

              - Pro forma diluted earnings per common share for the twelve months ended September 30, 2001 excludes 53,000 shares of Digi historical common equivalent shares because their effect was antidilutive on a combined pro forma basis. Pro forma diluted earnings per common share for the three months ended December 31, 2001 excludes 15,000 shares of Digi historical common equivalent shares because their effect was antidilutive on a combined pro forma basis.

              - Common equivalent shares attributable to the common stock options issued by Digi in connection with the acquisition, to replace existing NSI common stock options (2,743,000 Digi common stock options), were excluded in determining the weighted average dilutive shares outstanding for the year ended September 30, 2001 because their effect was antidilutive.

         (l) Per share net income from continuing operations equals amounts in the audited financial statements of Digi for the year ended September 30, 2001, but does not equate to mathematically determined amounts due to rounding.

         (m) Reflects the sale of substantially all of the MiLAN assets to CSI occurring on December 31, 2001 for $8,059,000, resulting in a net loss of $3,327,000. The net loss has been recorded as a non-recurring charge and deducted from retained earnings in the pro forma combined condensed balance sheet.

         (n) Reflects the results of MiLAN as if the sale of substantially all of the MiLAN assets to CSI occurred on October 1, 2000 for $8,059,000, resulting in a net loss of $3,702,000. The net loss has been recorded as a non-recurring charge which is excluded from the pro forma combined condensed statement of operations.

         (o) Adjustment to include common equivalent shares that were excluded from the Digi historical financial information because their effect was antidilutive.